Filed Pursuant to Rule 497(d)


                   INVESCO UNIT TRUSTS, MUNICIPAL SERIES 1343
                  Insured Municipals Income Trust, Series 709

                 INVESCO UNIT TRUSTS, TAXABLE INCOME SERIES 626
              Investment Grade Corporate Trust, 2-4 Year Series 3

                 INVESCO UNIT TRUSTS, TAXABLE INCOME SERIES 627
                 High Yield Corporate Trust, 4-7 Year Series 23


                         Supplement to the Prospectuses

Notwithstanding anything to the contrary in the prospectus, ED&F Man Capital Markets, Inc. may purchase Units from the Underwriters or the Sponsor at the Redemption Price Per Unit and may sell such Units of the Trust to other broker-dealers and other selling agents at the Public Offering price, less a concession not in excess of the Underwriter concession allowed to the Underwriters by the Sponsor as described in the "Public Offering - Sponsor and Underwriter Compensation" section of the prospectus.

Supplement Dated:  December 30, 2019